SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                                 Date of Report
                                (Date of earliest
                        event reported): October 14, 2003


                             A. O. Smith Corporation
                             -----------------------

             (Exact name of registrant as specified in its charter)


    Delaware                         1-475                     39-0619790
----------------                   ---------               -----------------
 (State or other                (Commission File              (IRS Employer
 jurisdiction of                     Number)               Identification No.)
 incorporation)


                P.O. Box 245008, Milwaukee, Wisconsin 53224-9508
                ------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 359-4000
                                 --------------
                         (Registrant's telephone number)

Item 7.   Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits. The following exhibit is being filed herewith:

(99.1)    Press Release of A. O. Smith Corporation, dated October 14, 2003.

(99.2) Script from the Third Quarter 2003 Earnings Conference Call held on October 14, 2003 at 10:21 a.m. Eastern Time.


Item 12.  Results of Operations and Financial Condition

On October 14, 2003, A. O. Smith Corporation ("the Company") issued a press release announcing the Company's results for the quarter ended September 30, 2003 and its earnings outlook for 2003. A copy of the Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this "Current Report") and is incorporated by reference herein.

On October 14, 2003, the Company held its Third Quarter 2003 Earnings Conference call in connection with the announcement of the Company's results for the quarter ended September 30, 2003. A copy of the Company's script for such conference call is attached as Exhibit 99.2, to this Current Report and is incorporated by reference herein.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             A. O. SMITH CORPORATION



Date:  October 15, 2003             By: /s/ Kenneth W. Krueger
                                        -----------------------------
                                        Kenneth W. Krueger
                                        Senior Vice President and
                                        Chief Financial Officer

                             A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K Dated October 14, 2003

Exhibit
Number                Description
------                -----------

(99.1)    Press Release of A. O. Smith Corporation, dated October 14, 2003.

(99.2) Script from the Third Quarter 2003 Earnings Conference Call held on October 14, 2003 at 10:21 a.m. Eastern Time.



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